   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 14, 2000
                                                  REGISTRATION NO. 333-
                                                                       -----
============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ----------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                               ----------------
                           ORION POWER HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                            4911                     52-2087649
(STATE OR OTHER JURISDICTION OF   (PRIMARY STANDARD INDUSTRIAL     (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)   IDENTIFICATION NUMBER)

                             7 EAST REDWOOD STREET
                                   10TH FLOOR
                           BALTIMORE, MARYLAND 21202
                                 (410) 230-3500
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                                ----------------
                               W. THADDEUS MILLER
                EXECUTIVE VICE PRESIDENT AND CHIEF LEGAL OFFICER
                           ORION POWER HOLDINGS, INC.
                             7 EAST REDWOOD STREET
                                   10TH FLOOR
                           BALTIMORE, MARYLAND 21202
                                 (410) 230-2500
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                               ----------------
                                   COPIES TO:

          MARTIN H. NEIDELL, ESQ.                 KIRK A. DAVENPORT, ESQ.
       STROOCK & STROOCK & LAVAN LLP                 LATHAM & WATKINS
              180 MAIDEN LANE                        885 THIRD AVENUE
         NEW YORK, NEW YORK 10038                NEW YORK, NEW YORK 10022
              (212) 806-5400                           (212) 906-1200

                               ----------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-44118

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. / /
                                ----------------
                        CALCULATION OF REGISTRATION FEE
=============================================================================

                                                        PROPOSED MAXIMUM       PROPOSED MAXIMUM
    TITLE OF EACH CLASS OF            AMOUNT TO BE     AGGREGATE OFFERING     AGGREGATE OFFERING       AMOUNT OF
 SECURITIES TO BE REGISTERED           REGISTERED        PRICE PER SHARE            PRICE         REGISTRATION FEE(1)
----------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value...      2,875,000 shares        $20.00              $ 57,500,000          $ 15,180

=============================================================================
(1) The Company previously registered an aggregate of $575,000,000 worth of Common Stock on a Registration Statement on Form S-1 (File No. 333-44118), for which a filing fee of $151,800 was previously paid upon the filing of such Registration Statement. The Registrant has instructed a bank to transmit by wire transfer the filing fee to the Securities and Exchange Commission, the Registrant will not revoke such instruction and will confirm the receipt of such instructions by the bank during regular business hours on the following business day, and it has sufficient funds in such account to cover the amount of the registration fee.
                                ----------------
=============================================================================

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE


     This Registration Statement is being filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933, as amended. This Registration Statement relates to the public offering of Common Stock of the Registrant contemplated by the Registration Statement on Form S-1, File No. 333-44118 (the "Prior Registration Statement"), and is being filed for the sole purpose of registering additional securities of the same class as were included in the Prior Registration Statement.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS


Item 16. Exhibits and Financial Statement Schedules

(a) Exhibits

     All exhibits filed with or incorporated by reference in Registration Statement No. 333-44118 are incorporated by reference into, and shall be deemed part of, this registration statement, except for the following, which are filed herewith.


EXHIBIT
NUMBER               DESCRIPTION



  1.1*                Form of Underwriting Agreement
  5.1                 Opinion of Stroock & Stroock & Lavan LLP
 23.1                 Consent of Stroock & Stroock & Lavan LLP (included in
                      Exhibit 5.1)
 23.2                 Consent of Arthur Andersen LLP
 24.1*                Power of Attorney



(b) Financial Statement Schedules

Not applicable.

______________________

*    Incorporated by reference from Registration Statement on Form S-1
     (No. 333-44118) of the Registrant as declared effective by the Securities and Exchange Commission on November 13, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, on November 13, 2000.

                                        ORION POWER HOLDINGS, INC.





                                      By: /s/  Jack A. Fusco
                                          -----------------------------------
                                          Jack A. Fusco
                                          President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated below and as of the dates indicated.

Signature                          Title                            Date
---------                          -----                            ----

/s/ Jack A. Fusco       Chief Executive Officer, President     November 13, 2000
--------------------     and Director (Principal Executive
Jack A. Fusco            Officer)


/s/ Scott B. Helm       Executive Vice President and Chief     November 13, 2000
--------------------      Financial Officer (Principal
Scott B. Helm             Financial and Accounting Officer)


/s/      *              Chairman of the Board of Directors
--------------------
Frederic V. Salerno


/s/      *              Director
--------------------
Edward A. Crooke


/s/      *
--------------------    Director
Richard A. Friedman


/s/      *
--------------------    Director
Tsutomu Kajita


/s/      *
--------------------    Director
Douglas F. Londal


/s/      *
--------------------    Director
Terence M. O'Toole


*By: /s/ W. Thaddeus Miller(1)
    -----------------------------
    W. Thaddeus Miller
    As Attorney-In-Fact
Date:  November 13, 2000


---------
(1) The Power of Attorney granted by each officer and director was filed as an exhibit to the Registration Statement on Form S-1 (333-44118) of the Registrant.

                               INDEX TO EXHIBITS

EXHIBIT NO.
-----------

 1.1*     Form of Underwriting Agreement
 5.1      Opinion of Stroock & Stroock & Lavan LLP
23.1      Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 5.1)
23.2      Consent of Arthur Andersen LLP
24.1*     Power of Attorney











----------------------
* Incorporated by reference from Registration Statement on Form S-1 (No. 333-44118) of the Registrant as declared effective by the Securities and Exchange Commission on November 13, 2000.